                                                                   EXHIBIT 10.17

                         PILOT NETWORK SERVICES, INC.
                             MANAGEMENT BONUS PLAN

CONFIDENTIAL
------------

FY 1999 management bonus weighted on:
   80% Revenue
   20% Operating Income

ACTUAL % OF TARGET RANGE:                    ACTUAL % OF TARGET       % OF INCENTIVE
95% to 100%                                         95% - 100%           95% - 100%
(No decelerator)
90% to 94%                                                 94%                  93%
(2.5 x decelerator on decremental amount)                  93%                  90%
                                                           92%                  88%
                                                           91%                  85%
                                                           90%                  83%
85% to 89%                                                 89%                  74%
(3.5 x decelerator on decremental amount)                  88%                  71%
                                                           87%                  67%
                                                           86%                  64%
                                                           85%                  60%

No Incentive below 85% performance (revenue and operating income).
If 85% level not met for revenue incentive, then no bonus will be given for operating income.

________________________________________________________________________________

ACTUAL % OF TARGET RANGE:                    ACTUAL % OF TARGET       % OF INCENTIVE
101% to 105%                                        101% - 105%           101% - 105%
(No accelerator)
106% to 110%                                               106%                  108%
(2.5 X accelerator on Incremental amount)                  107%                  110%
                                                           108%                  113%
                                                           109%                  115%
                                                           110%                  118%
                                                             *                     *
                                                             *                     *
                                                           143%                  200%

Incentive will be capped at 200% for each category (revenue and operating income).

Payments: quarterly based on year-to-date quarter-end actuals vs. targets, weighted on respective quarterly revenue targets:

     Quarter 1: up to 85% of total year-to-date incentive earned Quarter 2: up to 90% of total year-to-date incentive earned Quarter 3: up to 95% of total year-to-date incentive earned
     Quarter 4:     100%

Q1 - Q3 bonuses payable within 2-4 weeks after quarter ending month end.
Q4 - annual balance payable after audit (partial payment at CEO/CFO discretion within 2-4 weeks after year-end.)